Tyler Technologies Reports Earnings for First Quarter 2025
Exceptional growth in SaaS and transactions revenues drives strong results
PLANO, Texas – April 23, 2025 – Tyler Technologies, Inc. (NYSE: TYL), a large-cap growth and value equity company, today announced financial results for the first quarter ended March 31, 2025.
First Quarter 2025 Financial Highlights (all comparisons are to the first quarter of 2024):
Revenues
Total revenues were $565.2 million, up 10.3%.
Recurring Revenues
Recurring revenues were $487.8 million, up 13.3%, and comprised 86.3% of total revenues, up from 84.0%.
•Subscription revenues were $375.0 million, up 19.7%.
◦Within subscriptions:
◦SaaS revenues grew 21.0% to $180.1 million.
◦Transaction-based revenues grew 18.5% to $194.9 million.
•SaaS arrangements comprised approximately 96% of the total new software contract value, up from approximately 93%.
•Annualized recurring revenue (ARR) was $1.95 billion, up 13.3%.
Earnings/EBITDA
•GAAP operating income was $89.2 million, up 33.1%. Non-GAAP operating income was $151.4 million, up 24.4%.
•GAAP net income was $81.1 million, or $1.84 per diluted share, up 49.6%. Non-GAAP net income was $122.1 million, or $2.78 per diluted share, up 28.9%.
•Adjusted EBITDA was $162.3 million, up 21.5%.
Cash Flow
•Cash flows from operations were $56.2 million, down 21.8%.
•Free cash flow was $48.3 million, down 15.6%.

Tyler Technologies Reports Earnings
for First Quarter 2025
April 23, 2025

"Tyler's first quarter results provided a strong start to 2025, reflecting disciplined execution around strategic initiatives," said Lynn Moore, Tyler's president and chief executive officer. "We exceeded expectations across key revenue and profitability metrics, with double-digit revenue growth fueled by robust growth in both SaaS and transaction-based revenues. SaaS revenues grew 21%, marking our 17th consecutive quarter of SaaS growth of 20% or more, and SaaS adoption accelerated to 96% of our new software contract value. We continued to drive margin expansion with efficiency gains from our cloud operations, a positive shift in revenue mix, and favorable operating expense trends.
"Leading indicators of market activity, including RFPs and sales demonstrations, remain stable at elevated levels. Our revised annual guidance reflects our exceptional first quarter results and positive outlook for the remainder of the year, as we remain confident in our ability to perform at a high level in the current environment," concluded Moore.
Guidance for 2025
As of April 23, 2025, Tyler Technologies is providing the following guidance for the full year 2025:
•Total revenues are expected to be in the range of $2.31 billion to $2.35 billion.
•GAAP diluted earnings per share are expected to be in the range of $7.50 to $7.80.
•Non-GAAP diluted earnings per share are expected to be in the range of $11.05 to $11.35.
•Free cash flow margin is expected to be in the range of 24% to 26%.
•Research and development expense is expected to be in the range of $193 million to $198 million.
•Capital expenditures are expected to be in the range of $32 million to $34 million, including approximately $19 million of capitalized software development costs.
•Net interest income is expected to be in the range of $28 million to $30 million.

Tyler Technologies Reports Earnings
for First Quarter 2025
April 23, 2025

GAAP to non-GAAP guidance reconciliation	2025
GAAP diluted earnings per share (1)	$7.50 - $7.80
Plus:
Share-based compensation expense	3.43
Amortization of acquired software and other intangibles	1.79
Less:
Income tax impact (1)	(1.67)
Non-GAAP diluted earnings per share	$11.05 - $11.35
Shares used in computing diluted earnings per share (millions)	44.6
GAAP estimated annual effective tax rate used in computing GAAP diluted earnings per share (1)	17.0%
Non-GAAP estimated annual effective tax rate used in computing non-GAAP diluted earnings per share (2)	22.5%

(1) GAAP diluted earnings per share may fluctuate due to the impact on our annual effective tax rate of discrete tax items, such as stock incentive awards, future acquisitions, changes in tax legislation, and other transactions.

(2) The non-GAAP estimated annual effective tax rate is expected to be 22.5%, up from 22.0% in 2024.
Conference Call
Tyler Technologies will hold a conference call on Thursday, April 24, 2025, at 10:00 a.m. ET to discuss the company’s results. Participants can pre-register for the teleconference here. Alternatively, participants can also join the teleconference by dialing 646-307-1963 and providing the operator with the conference name or entering access code 56323 to join the live call.
The live audio webcast and archived replay can also be accessed at the Events & Presentations section of Tyler's investor relations website.
About Tyler Technologies, Inc.
Tyler Technologies (NYSE: TYL) is a leading provider of integrated software and technology services for the public sector. Tyler’s end-to-end solutions empower local, state, and federal government entities to operate efficiently and transparently with residents and each other. By connecting data and processes across disparate systems, Tyler’s solutions transform how clients turn actionable insights into opportunities and solutions for their communities. Tyler has more than 45,000 successful installations across 13,000 locations, with clients in all 50 states, Canada, the Caribbean, Australia, and other international locations. Tyler has been recognized numerous times for growth and innovation, including on Government Technology’s GovTech 100 list. More information about Tyler Technologies, an S&P 500 company headquartered in Plano, Texas, can be found at tylertech.com.
Non-GAAP Financial Measures
Tyler Technologies has provided in this press release financial measures that have not been prepared in accordance with generally accepted accounting principles (GAAP) and are therefore considered non-GAAP

Tyler Technologies Reports Earnings
for First Quarter 2025
April 23, 2025

financial measures. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share, EBITDA, adjusted EBITDA, free cash flow, and free cash flow margin. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating Tyler’s ongoing operational performance because they provide additional insight in comparing results from period to period while isolating the effects of some items that vary from period to period without correlation to core operating performance. Tyler believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. EBITDA is net income before interest expense, other income, income taxes, depreciation, and amortization. Non-GAAP and adjusted financial measures discussed above exclude share-based compensation expense, employer portion of payroll taxes on employee stock transactions, expenses associated with amortization of intangibles arising from business combinations, acquisition-related expenses, and lease restructuring costs and other. Annualized recurring revenue (ARR) is calculated by annualizing the current quarter's recurring revenues from subscriptions and maintenance.
Tyler currently uses a non-GAAP tax rate of 22.5%. This rate is based on Tyler's estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating Tyler's non-GAAP income, as well as significant non-recurring tax adjustments. The non-GAAP tax rate used in future periods will be reviewed periodically to determine whether it remains appropriate in consideration of factors including Tyler's periodic annual effective tax rate calculated in accordance with GAAP, changes resulting from tax legislation, changes in the geographic mix of revenues and expenses, and other factors deemed significant. Due to differences in tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to Tyler's estimated annual tax rate as described above, the estimated tax rate on non-GAAP income may differ from the GAAP tax rate and from Tyler's actual tax liabilities.
Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP measures used by Tyler Technologies may be different from non-GAAP measures used by other companies. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, which has been provided in the financial statement tables included below in this press release.
Forward-looking Statements
This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical in nature and typically address future or anticipated events, trends, expectations or beliefs with respect to our financial condition, results of operations or business. Forward-looking statements often contain words such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” “plans,” “intends,” “continues,” “may,” “will,” “should,” “projects,” “might,” “could” or other similar words or phrases. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. We believe there is a reasonable basis for our forward-looking statements, but they are inherently subject to risks and uncertainties and actual results could differ materially from the expectations and beliefs reflected in the forward-looking statements. We presently consider the following to be among the important factors that could cause actual results to differ materially from our expectations and beliefs: (1) changes in the budgets or regulatory environments of our clients, primarily local and state governments, that could negatively impact information technology spending; (2) disruption to our business and harm to our competitive position resulting from cyber-attacks, security vulnerabilities and software updates; (3) our ability

Tyler Technologies Reports Earnings
for First Quarter 2025
April 23, 2025

to protect client information from security breaches and provide uninterrupted operations of data centers; (4) our ability to achieve growth or operational synergies through the integration of acquired businesses, while avoiding unanticipated costs and disruptions to existing operations; (5) material portions of our business require the Internet infrastructure to be adequately maintained; (6) our ability to achieve our financial forecasts due to various factors, including project delays by our clients, reductions in transaction size, fewer transactions, delays in delivery of new products or releases or a decline in our renewal rates for service agreements; (7) general economic, political and market conditions, including continued inflation and rising interest rates; (8) technological and market risks associated with the development of new products or services or of new versions of existing or acquired products or services; (9) competition in the industry in which we conduct business and the impact of competition on pricing, client retention and pressure for new products or services; (10) the ability to attract and retain qualified personnel and dealing with rising labor costs, the loss or retirement of key members of management or other key personnel; and (11) costs of compliance and any failure to comply with government and stock exchange regulations. These factors and other risks that affect our business are described in our filings with the Securities and Exchange Commission, including the detailed “Risk Factors” contained in our most recent annual report on Form 10-K and quarterly report on Form 10-Q. We expressly disclaim any obligation to publicly update or revise our forward-looking statements.
(Comparative results follow)
Contact: Hala Elsherbini
Senior Director, Investor Relations
Tyler Technologies, Inc.
972-713-3770
hala.elsherbini@tylertech.com

Source: Tyler Technologies
#TYL_Financial
25-19

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended March 31,
	2025	2024

Revenues:
Subscriptions	$374,989	$313,243
Maintenance	112,801	117,218
Professional services	64,050	64,806
Software licenses and royalties	6,994	8,734
Hardware and other	6,331	8,358
Total revenues	565,165	512,359

Cost of revenues:
Subscriptions, maintenance, and professional services	278,053	268,870
Software licenses and royalties	1,910	1,565
Amortization of software development	5,379	4,363
Amortization of acquired software	9,294	9,239
Hardware and other	3,448	4,656
Total cost of revenues	298,084	288,693

Gross profit	267,081	223,666

Sales and marketing expense	36,473	36,427
General and administrative expense	79,452	72,710
Research and development expense	47,844	29,433
Amortization of other intangibles	14,139	18,118

Operating income	89,173	66,978

Interest expense	(1,246)	(2,184)
Other income, net	7,363	1,845
Income before income taxes	95,290	66,639
Income tax provision	14,238	12,469
Net income	$81,052	$54,170

Earnings per common share:
Basic	$1.88	$1.28
Diluted	$1.84	$1.26

Weighted average common shares outstanding:
Basic	43,024	42,332
Diluted	43,943	43,100

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended March 31,
Reconciliation of non-GAAP gross profit and margin	2025	2024
GAAP gross profit	$267,081	$223,666
Non-GAAP adjustments:
Add: Share-based compensation expense included in cost of revenues	8,714	7,390
Add: Amortization of acquired software	9,294	9,239
Non-GAAP gross profit	$285,089	$240,295
GAAP gross margin	47.3%	43.7%
Non-GAAP gross margin	50.4%	46.9%

	Three months ended March 31,
Reconciliation of non-GAAP operating income and margin	2025	2024
GAAP operating income	$89,173	$66,978
Non-GAAP adjustments:
Add: Share-based compensation expense	37,660	26,866
Add: Employer portion of payroll tax related to employee stock transactions	1,064	805
Add: Acquisition-related costs	33	27
Add: Lease restructuring costs and other	24	(326)
Add: Amortization of acquired software	9,294	9,239
Add: Amortization of other intangibles	14,139	18,118
Non-GAAP adjustments subtotal	62,214	54,729
Non-GAAP operating income	$151,387	$121,707
GAAP operating margin	15.8%	13.1%
Non-GAAP operating margin	26.8%	23.8%

	Three months ended March 31,
Reconciliation of non-GAAP net income and earnings per share	2025	2024
GAAP net income	$81,052	$54,170
Non-GAAP adjustments:
Add: Total non-GAAP adjustments to operating income	62,214	54,729
Less: Income tax impact	(21,200)	(14,232)
Non-GAAP net income	$122,066	$94,667
GAAP earnings per diluted share	$1.84	$1.26
Non-GAAP earnings per diluted share	$2.78	$2.20

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended March 31,
Detail of share-based compensation expense	2025	2024
Cost of revenues	$8,714	$7,390
Operating expenses	28,946	19,476
Total share-based compensation expense	$37,660	$26,866

	Three months ended March 31,
Reconciliation of EBITDA and adjusted EBITDA	2025	2024
GAAP net income	$81,052	$54,170
Amortization of other intangibles	14,139	18,118
Depreciation and amortization included in cost of revenues, sales and marketing expense, general and administrative expense, and research and development expense	20,209	21,101
Interest expense	1,246	2,184
Other income, net	(7,363)	(1,845)
Income tax provision	14,238	12,469
EBITDA	$123,521	$106,197
Share-based compensation expense	37,660	26,866
Acquisition-related costs	33	27
Employer portion of payroll tax related to employee stock transactions	1,064	805
Lease restructuring costs and other	24	(326)
Adjusted EBITDA	$162,302	$133,569

	Three months ended March 31,
Reconciliation of free cash flow	2025	2024
Net cash provided by operating activities	$56,158	$71,839
Less: additions to property and equipment	(2,335)	(7,282)
Less: investment in software development	(5,550)	(7,386)
Free cash flow	$48,273	$57,171
Free cash flow margin	8.5%	11.2%

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
 (Unaudited)

	March 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$705,729	$744,721
Accounts receivable, net	559,873	587,634
Short-term investments	101,674	23,257
Prepaid expenses and other current assets	99,662	73,192
Income tax receivable	—	11,975
Total current assets	1,466,938	1,440,779

Accounts receivable, long-term portion	7,205	7,153
Operating lease right-of-use assets	33,289	31,433
Property and equipment, net	160,972	163,775

Other assets:
Software development costs, net	75,837	76,117
Goodwill	2,542,017	2,531,653
Other intangibles, net	816,955	831,966
Non-current investments	3,032	10,758
Other non-current assets	85,889	86,381
Total assets	$5,192,134	$5,180,015

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$298,741	$354,526
Operating lease liabilities	9,281	9,643
Current income tax payable	12,533	—
Deferred revenue	642,379	701,438
Current portion of convertible senior notes due 2026, net	598,366	—
Total current liabilities	1,561,300	1,065,607

Convertible senior notes due 2026, net	—	597,934
Deferred revenue, long-term	22,376	22,376
Deferred income taxes	36,448	47,503
Operating lease liabilities, long-term	32,455	30,791
Other long-term liabilities	26,851	27,382
Total liabilities	1,679,430	1,791,593

Shareholders' equity	$3,512,704	$3,388,422
Total liabilities and shareholders' equity	$5,192,134	$5,180,015

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three months ended March 31,
	2025	2024
Cash flows from operating activities:
Net income	$81,052	$54,170
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	34,621	40,097
Losses from sale of investments	1	—
Share-based compensation expense	37,660	26,866
Operating lease right-of-use assets expense	2,288	2,522
Deferred income tax benefit	(11,080)	(24,334)
Other	—	(35)
Changes in operating assets and liabilities, exclusive of effects of acquired companies	(88,384)	(27,447)
Net cash provided by operating activities	56,158	71,839

Cash flows from investing activities:
Additions to property and equipment	(2,335)	(7,282)
Purchase of marketable security investments	(71,993)	—
Proceeds and maturities from marketable security investments	1,756	3,271
Investment in software development	(5,550)	(7,386)
Cost of acquisitions, net of cash acquired	(18,024)	(1,302)
Other	(23)	18
Net cash used by investing activities	(96,169)	(12,681)

Cash flows from financing activities:
Payment on term loans	—	(50,000)
Proceeds from exercise of stock options, net of withheld shares for taxes upon equity award settlement	1,526	10,033
Contributions from employee stock purchase plan	3,970	3,553
Other	(4,477)	—
Net cash provided (used) by financing activities	1,019	(36,414)

Net (decrease) increase in cash and cash equivalents	(38,992)	22,744
Cash and cash equivalents at beginning of period	744,721	165,493

Cash and cash equivalents at end of period	$705,729	$188,237